                                   Exhibit 16

                               Powers of Attorney

                                                                      EXHIBIT 16

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                           FIRST AMERICAN FUNDS, INC.
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Jeffery M. Wilson, Robert H. Nelson and James L. Chosy, and each and any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director or officer, or both, to execute any and all amendments to First American Investment Funds, Inc.'s, First American Funds, Inc.'s and First American Strategy Funds, Inc.'s respective Registration Statements on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and each and any of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or each and any of them, may lawfully do or cause to be done by virtue hereof.


Dated:  June 1, 2001                          /s/ John M. Murphy, Jr.


                                              /s/ Robert J. Dayton


                                              /s/ Andrew M. Hunter, III


                                              /s/ Leonard W. Kedrowski


                                              /s/ Robert L. Spies


                                              /s/ Joseph D. Strauss


                                              /s/ Virginia L. Stringer


                                              /s/ Roger A. Gibson